SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 8, 2000



                               APPLE SUITES, INC.
             (Exact name of registrant as specified in its charter)


    VIRGINIA                          000-30491                  54-1933472
   (State of                         (Commission               (IRS Employer
  incorporation)                     File Number)           Identification No.)


              306 EAST MAIN STREET
              RICHMOND, VIRGINIA                             23219
              (Address of principal                       (Zip Code)
              executive offices)



               Registrant's telephone number, including area code:
                                 (804) 643-1761

                               APPLE SUITES, INC.

                                    FORM 8-K

                                      Index

                                                                        Page No.

Item 2.  Acquisition or Disposition of Assets .................................3

Item 7.  Pro Forma Financial Statements and Exhibits

         a. Pro Forma Financial Statements (Unaudited)

         Apple Suites, Inc.

         Pro Forma Condensed  Consolidated  Balance Sheet as
         of June 30, 2000 ....................................................13

         Notes to Pro Forma Condensed  Consolidated  Balance
         Sheet ...............................................................14

         Pro  Forma  Condensed  Consolidated  Statements  of
         Operations for the year ended December 31, 1999 and
         the six months ended June 30, 2000 ..................................15

         Notes   to   Pro   Forma   Condensed   Consolidated
         Statements of Operations ............................................17

         Apple Suites Management, Inc.

         Pro  Forma  Condensed  Consolidated  Statements  of
         Operations for the year ended December 31, 1999 and
         the six months ended June 30, 2000 ..................................19

         Notes   to   Pro   Forma   Condensed   Consolidated
         Statements of Operations ............................................22

         b. Exhibits..........................................................23

Item 2.  Acquisition or Disposition of Assets

         Apple Suites, Inc. ("we") makes this report pursuant to Item 2 of Form 8-K to describe a financing transaction involving the mortgaging of certain of its assets. This mortgaging constitutes a "disposition of a significant amount of assets" within the meaning of the General Instructions to such form. Certain related matters are also reported herein.

REFINANCING TRANSACTION - GENERAL

     On September 8, 2000, we refinanced much of our short-term debt with loans from First Union National Bank in the aggregate amount of $60 million. These loans are described below in other sections. We used these loans to repay the four promissory notes we executed in 1999 when acquiring 11 hotels.

     On September 8, 2000, in connection with these loans, we formed two new wholly-owned subsidiaries, and transferred a total of eight of our hotels to the new subsidiaries. Those eight hotels, together with our three hotels in Texas, serve as collateral for the lender. In addition, three of our existing subsidiaries have amended their organizational documents to achieve conformity with the organizational documents for our new subsidiaries. These matters are discussed in another section below.

     Of the $60 million total we borrowed, $50 million is repayable over 10 years. Thus, the refinancing constitutes a change to our borrowing policy, as originally described in our filings with the Securities and Exchange Commission, because we will not hold our properties on an "all cash" basis over the long-term.

     When we acquired our first 13 hotels, we elected to finance a portion of the purchase price of each hotel by delivering short-term notes to the seller. The use of this short-term debt was consistent with our original borrowing policy, which was to purchase our properties either on an all-cash basis or using interim borrowings. The short-term seller financing was available on attractive terms and allowed us to purchase a greater number of hotels at what we believed to be more attractive prices than we could have purchased without the use of interim financing. The intent, as expressed in previous filings with the Securities and Exchange Commission, was to repay the short-term seller financing with proceeds from the offering of common shares.

     As indicated in previous filings with the Securities and Exchange Commission, when proceeds from our offering of common shares were raised more slowly than was sufficient for repayment of the short-term seller financing, we needed to refinance the short-term seller debt. Our loans through First Union National Bank in the aggregate amount of $60 million are designed to refinance the short-term seller debt that we perceived as difficult to repay when due with proceeds from the sale of our common shares. Since $50 million of the new debt, as described in this Report, has a term of 10 years, it is not interim financing, but is longer-term financing which may stay in place for the full 10-year period. This financing is permitted by our organizational documents and on terms and conditions deemed by management to be favorable and in our best interests and those of our shareholders.

     While our receipt of the loans from First Union National Bank, as described in this Report, represents a departure from the objective of purchasing all our properties on an all-cash basis or using interim borrowings, we intend to pursue, on a going-forward basis, our objective of purchasing properties either on an all-cash basis or using interim borrowings, but only to the extent we can do so in accordance with the perceived best interests of our company and its shareholders, the rate at which attractive acquisitions become available, the rate at which we receive funds from the offering of our common shares and other relevant factors. For the purpose of flexibility in operations, we may borrow on such terms as we deem prudent, subject to the approval of the Board of Directors and certain limitations imposed by our bylaws.

     Debts secured by mortgages and other security interests involve certain risks, including the possible loss of equity in properties or assets through foreclosure following default on a loan. Management believes both (1) that the rent we are receiving as a result of the operations of the hotels is sufficient to make regularly-scheduled payments on our existing debt, and (2) that our remaining short-term debt (including the $10 million portion of the refinancing from First Union National Bank and the remaining $23 million in the short-term seller financing) will either be repaid from proceeds of our on-going offering of common shares or refinanced on terms acceptable to us. However, there can be no complete assurance that either expectation will prove true. If either proves untrue, we could lose some or all of our properties or assets through foreclosure.

     It is our objective ultimately to own assets with a cost basis of at least $200 million and with permanent debt not exceeding approximately $50 million. Management would characterize this debt level as "conservative," based upon industry standards. There is no assurance that we will be able to acquire assets at the indicated level or will be able to, or elect to, maintain permanent debt at the indicated level. Thus, this should be viewed merely as an investment objective and not a prediction or assurance as to the future course of events concerning our operations.

CERTAIN NEW SUBSIDIARIES

     In connection with the refinancing provided by First Union National Bank, and at its request, we formed two new wholly-owned subsidiaries that will operate as "special purpose entities." These new subsidiaries were formed as Virginia corporations under the following names: Apple Suites SPE I, Inc. and Apple Suites SPE II, Inc.

     The new subsidiaries were formed to receive loans from First Union National Bank and to hold certain hotels, which will serve as collateral for the lender. To qualify as special purpose entities, the new subsidiaries have organizational documents that impose certain requirements on the subsidiaries while the loans are outstanding. The organizational documents for three of our existing subsidiaries were amended to include the same requirements. Those subsidiaries are Apple Suites REIT Limited Partnership (which holds three hotels in Texas), Apple Suites General, Inc. (the sole general partner) and Apple Suites LP, Inc. (the sole limited partner).

     In connection with these lender requirements, we are conducting an active search for independent directors with respect to our four corporate subsidiaries. Because these requirements only apply to our subsidiaries, no
changes  were  made  to  our  organizational   documents  as  a  result  of  the
refinancing.

     We transferred a total of eight of our hotels to our newly formed subsidiaries in connection with the refinancing. Those transfers are summarized below:

NAME OF NEW SUBSIDIARY           NAME OF HOTEL TRANSFERRED TO SUBSIDIARY
    Apple Suites SPE I, Inc.    Atlanta - Galleria/Cumberland
                                Jackson - Ridgeland
                                Salt Lake City - Midvale
    Apple Suites SPE II, Inc.   Atlanta - Peachtree
                                Baltimore - BWI Airport
                                Clearwater
                                Detroit - Warren
                                Richmond - West End


     In connection with these transfers and at the request of the lender, a separate hotel lease agreement for each hotel was executed by the appropriate subsidiary, as lessor, and Apple Suites Management, Inc., as lessee. Our chief executive officer, Glade M. Knight, is the sole shareholder of Apple Suites Management, Inc., as well as its president and sole director. Each hotel lease agreement is substantially similar to the master hotel lease agreement that applied to all eight hotels prior to their transfer.

     The following chart summarizes the ownership of our hotels as the result of our refinancing and the related hotel transfers:



                   [Remainder of Page is Intentionally Blank]

                                       APPLE SUITES, INC.
                                              |      100% Ownership

     _________________________________________________________________________________________________________
     Apple Suites             Apple Suites           Apple Suites          Apple Suites    |       Apple Suites
     General, Inc.               LP, Inc.             SPE I, Inc.           SPE II, Inc.   |       Pennsylvania
          |                       |                     |                       |          |      Business Trust
          |                       |                     |                       |          |            |
1% interest as               99% interest as            |                       |          |            |
general partner              limited partner            |                       |          |            |
           |                  |                         |                       |          |            |
           |                  |                         |                       |          |            |
            Apple  Suites  REIT                         |                       |          |            |
            Limited Partnership                         |                       |          |            |
                      |                                 |                       |          |            |
                      |                                 |                       |          |            |
                      |                                 |                       |          |            |
               Holds 3 Hotels                    Holds 3 Hotels                 |    Holds 1 Hotel      |
           Dallas-Addison (Texas)          Atlanta-Galleria (Georgia)           |       Boulder         |
      Dallas-Irving/Las Colinas (Texas)  Jackson-Ridgeland (Mississippi)        |      (Colorado)       |
          North Dallas-Plano (Texas)      Salt Lake City-Midvale (Utah)         |                       |
                                                                                |                       |
                                                                         Holds 5 Hotels               Holds 1 Hotel
                                                                   Atlanta-Peachtree (Georgia)        Philadelphia/Great Valley
                                                                 Baltimore-BWI Airport (Maryland)     (Pennsylvania)
                                                                      Clearwater (Florida)
                                                                    Detroit-Warren (Michigan)
                                                                  Richmond-West End (Virginia)


OVERVIEW OF LOAN AMOUNTS

     The   refinancing  provided  by  First  Union  National  Bank  consists  of long-term loans made to three of our subsidiaries and a short-term loan made directly to us. The long-terms loans are evidenced by 11 promissory notes in the aggregate principal amount of $50 million. These notes are secured by our hotels, as described in another section below. The short-term loan is evidenced by a single promissory note in the principal amount of $10 million, which is secured by our ownership interests in all of our direct subsidiaries.

     The following table provides an overview of the promissory notes for the $60 million refinancing:

                               AGGREGATE     PRINCIPAL        ANNUAL
          NAME OF              LOANS TO        AMOUNT         RATE OF                SUMMARY OF                DATE OF
          BORROWER             BORROWER       OF NOTES       INTEREST           SECURITY/COLLATERAL*          MATURITY
--------------------------- -------------- ------------- ---------------- ------------------------------- ----------------
Apple Suites SPE I, Inc.     $10,500,000    $ 5,000,000        9.00%      Atlanta - Galleria/Cumberland   October 1, 2010
                                              3,000,000        9.00%      Jackson-Ridgeland               October 1, 2010
                                              2,500,000        9.00%      Salt Lake City - Midvale        October 1, 2010
Apple Suites SPE II, Inc.     25,800,000      2,800,000        9.00%      Atlanta - Peachtree             October 1, 2010
                                              9,000,000        9.00%      Baltimore - BWI Airport         October 1, 2010
                                              6,000,000        9.00%      Clearwater                      October 1, 2010
                                              2,500,000        9.00%      Detroit - Warren                October 1, 2010
                                              5,500,000        9.00%      Richmond - West End             October 1, 2010
Apple Suites REIT             13,700,000      5,500,000        9.00%      Dallas - Addison                October 1, 2010
Limited Partnership
                                              5,700,000        9.00%      Dallas - Irving/Las Colinas     October 1, 2010
                                              2,500,000        9.00%      North Dallas - Plano            October 1, 2010

Apple Suites, Inc.            10,000,000     10,000,000   Adjusted Prime  Ownership Interests             March 8, 2001
                                            -----------   or LIBOR        in All Direct Subsidiaries

                                  TOTAL     $60,000,000
                                            ===========

* The face amounts of the promissory notes were based on a single hotel, but the notes are subject to certain cross-collateral and cross-default provisions, as explained in another section below.

LONG-TERM REFINANCING NOTES

     The 11 long-term promissory notes for the $50 million portion of the refinancing are substantially similar. Each of these promissory notes provides for the following:

   o payment of principal and interest on an amortized basis (calculated over a 25-year period) in equal monthly installments, with a balloon payment at maturity

   o acceleration,  at  the  option  of the lender, of all amounts due under the note if any payment of principal or interest is not made within seven days of its due date or if there is any other event of default

   o a late charge of five percent on any payment that is not made within seven days of its due date

   o an  increase  of  four   percent  in the  applicable interest rate upon any
     default

   o a restriction on voluntary prepayment, which is not permitted without penalty until the final three months of the note

   o after  two  years   we  may  cause  hotels  to be released as collateral by
     following certain procedures described below

     The sum of the fixed monthly installments for the 11 long-term promissory notes equals $419,598. At maturity on October 1, 2010, the balloon payments for the notes will equal a total of $42,778,255.

     Revenue from the hotels will be used to make payments due under the long-term promissory notes. This revenue will include lease payments made to us by Apple Suites Management, Inc. (or a subsidiary) under hotel lease agreements. There can be no assurance that hotel revenue will be sufficient for this purpose.

     Additional payments will apply if a long-term promissory note is accelerated upon an event of default. The sum of these payments will be higher if the acceleration occurs in the first two years and will equal at least 5% of the outstanding principal balance if acceleration occurs in the first year.

     Each long-term promissory note contains substantial limitations on release and substitution of collateral. The hotel that serves as collateral under a long-term promissory note cannot be released during the first two years of the note. After that date a release of the collateral can be obtained by substituting as collateral direct, non-callable obligations of the United States that are structured to pay a series of amounts which match, as closely as possible, the remainder of the installments required under the promissory note.

     This mechanism provides us a limited opportunity to cause properties to be released from the liens of the mortgages. This could be helpful, for example, if we receive an attractive offer from a prospective purchaser of our hotels. This requirement as to the purchase of substitute collateral may make this mechanism economically less attractive when compared with an unrestricted right to prepay the obligation, and its usefulness to us will depend upon future economic factors and opportunities.

     The 11 hotels that serve as collateral for the long-term promissory notes are subject to cross-default and cross-collateral provisions under various deeds of trust and security instruments, which are among the material contracts described in another section below. These hotels have been divided into two groups for purposes of the cross-collateral and cross-default provisions.

     In general, any default under one promissory note will constitute a default under all other promissory notes in the same group and will enable the lender to exercise its rights against all of the hotels that serve as collateral for that group. The two groups themselves, however, are not connected by cross-default or cross-collateral provisions. One group consists of the six hotels owned by two of our subsidiaries, and the other group consists of five hotels owned by a single subsidiary, as indicated below:

                                          GROUP I                           GROUP II
                          --------------------------------------   --------------------------
SUBSIDIARIES INVOLVED     Apple Suites SPE I, Inc.                 Apple Suites SPE II, Inc.
                          Apple Suites REIT Limited Partnership

HOTELS IN GROUP           Atlanta - Galleria/Cumberland            Atlanta - Peachtree
                          Jackson-Ridgeland                        Baltimore - BWI Airport
                          Salt Lake City - Midvale                 Clearwater
                          Dallas - Addison                         Detroit - Warren
                          Dallas - Irving/Las Colinas              Richmond - West End
                          North Dallas - Plano

     We are required, as the parent company of these subsidiaries, to indemnify the lender against defaults under the long-term promissory notes and to guaranty the collection of all amounts due thereunder. These requirements appear in an Indemnity and Guaranty Agreement, which is among the material contracts described in another section below.

SHORT-TERM REFINANCING NOTE

     The $10 million portion of the refinancing is evidenced by a short-term promissory note made payable by us to First Union National Bank. The maturity date for this promissory note is March 8, 2001.

     Interest will be based on the lender's "prime rate" unless we make an election to convert to a LIBOR rate (which is determined by banks in the London interbank market). Any such election would remain in effect for the period we specify in a written conversion notice, but cannot exceed three months. We may continue a LIBOR election, if made, by delivering a written continuation notice to the lender at least three business days before the election expires. The following table summarizes the available interest terms:

                                     NO LIBOR CONVERSION                WITH LIBOR CONVERSION
                             -----------------------------------   -------------------------------
INTEREST RATE                Lender's prime rate, increased by     LIBOR rate, increased by
                             0.25% during the first 90 days        2% during the first 90 days
                             and 1% thereafter                     and 3.5% thereafter

INTEREST PAYMENTS            Monthly                               At the end of interest period
                                                                   specified in the conversion or
                                                                   continuation notice

INTEREST RATE ON             4% above the applicable interest      4% above the applicable
OVERDUE AMOUNTS              rate (see above)                      interest rate (see above)

     As of the date of this Report, we have not elected a LIBOR conversion, but we may consider doing so in the future, based on our review of economic and market conditions.

     We are required to make principal payments consisting of 75% of any equity proceeds we receive from our ongoing "best efforts" offering. Such principal payments are considered mandatory prepayments and are due within one business day after we receive the equity proceeds. Any prepayment of principal must be accompanied by payment of accrued interest. Revenue from the hotels will be used to pay interest under the promissory notes. This revenue will include lease payments made to us by Apple Suites Management, Inc. (or a subsidiary) under hotel lease agreements. There can be no assurance that the equity proceeds or the hotel revenues will be sufficient for these purposes. Our obligation to use 75% of our equity proceeds from the ongoing offering for repayment of the $10 million loan takes precedence over our obligation to apply our "net equity proceeds" to repayment of the remaining obligations to Promus Hotels, Inc., which are described in another section below.

     We may make voluntary prepayments of the short-term refinancing note in whole or in part at any time. If a LIBOR conversion is in effect, we will incur a prepayment fee, regardless of whether the prepayment is voluntary or mandatory. The prepayment fee is based on a formula that measures the difference between the interest that would have accrued in the absence of the prepayment and certain bids in the London interbank market.

     We pledged 100% of our ownership interests in our direct subsidiaries as security for the short-term promissory note. These pledges consist of common shares in our four corporate subsidiaries and our sole beneficial interest in Apple Suites Pennsylvania Business Trust.

EXISTING FINANCING FOR HOTELS

     Our existing financing remains in place for two hotels, which are located in Pennsylvania and Colorado and which were purchased from Promus Hotels, Inc. in 2000. This financing is being provided by Promus Hotels, Inc., based on 75% of the purchase price for the hotels, and is evidenced by the following promissory notes:

                       ORIGINAL
     MONTH OF          PRINCIPAL      ANNUAL RATE        DATE OF
 PROMISSORY NOTE        AMOUNT        OF INTEREST        MATURITY
-----------------   --------------   -------------   ---------------
  May 2000           $11,616,750           8.5%      April 28, 2001
  June 2000          $11,163,750           8.5%      April 28, 2001
                     -----------
          TOTAL      $22,780,500
                     ===========


     These promissory notes are substantially similar, and each provides for the following:

     o monthly interest payments, based on the actual number of days per month


     o our delivery of monthly notices to specify the net equity proceeds from our offering, which will be the intended source of principal payments, as explained below


     o our right to prepay the notes, in whole or in part, without premium or penalty


     o a late payment premium of four percent for any payment not made within 10 days of its due date


     Revenue from the hotels will be used to pay interest under the promissory notes. This revenue will include lease payments made to us by Apple Suites Management, Inc. (or a subsidiary) under the separate hotel lease agreements for the two hotels.

     The promissory notes contemplate that the "net equity proceeds" from our offering of common shares will be the source of our principal payments, subject to our obligation to First Union National Bank under the short-term refinancing note, as discussed above. There can be no assurance that the net equity proceeds will be sufficient for this purpose. The phrase "net equity proceeds" means the total proceeds from our offering of common shares, as reduced by selling commissions, a marketing expense allowance, closing costs, various fees and charges (legal, accounting, and so forth), a working capital reserve and a reserve for renovations, repairs and replacements of capital improvements.

SUMMARY OF MATERIAL REFINANCING CONTRACTS


Security Documents

     In connection with the $50 million long-term refinancing provided by First Union National Bank, the lender placed a mortgage and other encumbrances on 11 of our hotels. The other encumbrances include a security interest in the personal property at the hotels and assignments of hotel rents, revenues, contracts and permits, all in favor of the lender. These encumbrances are created by multiple agreements and instruments, dated as of September 8, 2000, which will be referred to as "security documents" for simplicity. The security documents are related to the long-term promissory notes, which are discussed above.


     The security documents impose a number of requirements on three of our subsidiaries, as the owners of the hotels, including obligations to maintain adequate insurance and the hotel franchises. The security documents prohibit any further encumbrances or any further assignments of rents or leases with respect to the hotels.


     Upon any default that occurs under a long-term promissory note or related security document, various remedies are available to the lender with respect to the hotels in the same cross-default and cross-collateral group, as discussed above. Those remedies include, for example (1) declaring the entire principal balance under the promissory notes in the group, together with all accrued and unpaid interest, to be due and payable immediately; (2) taking possession of the secured property, including the hotels in the group; and (3) collecting rents and revenues, or foreclosing on the hotels in the group, to satisfy unpaid amounts under the promissory notes. Our subsidiaries, as the makers of the long-term promissory notes, would be required to pay any costs that may be incurred in exercising such remedies.


     Furthermore, upon a payment default by one of our subsidiaries under a long-term promissory note, the lender would be entitled to seek payment directly from us as the indemnitor under corresponding Indemnity and Guaranty Agreements dated as of September 8, 2000.


Credit and Pledge Agreements


     In connection with the $10 million short-term refinancing provided by First Union National Bank, we executed a credit agreement and a pledge agreement, both dated as of September 8, 2000. The primary terms of these documents are discussed above with respect to the short-term financing note.


Other Agreements


     With respect to each hotel that serves as collateral for the $50 million refinancing provided by First Union National Bank, the lender received separate and substantially similar environmental indemnity agreements, dated as of September 8, 2000 from us and the subsidiary that owns the hotel, as the indemnitors. In general, these agreements provide that the hotels will be operated in compliance with all environmental laws, and that the lender must receive immediate notice of any non-compliance. These environmental indemnity agreements will survive full payment of the long-term promissory notes.


     In addition to the new hotel lease agreements for the eight hotels transferred to our new subsidiaries, as discussed in another section above, the lender received subordination and attornment agreements dated as of September 8, 2000. These agreements provide that the lessee of the hotels, Apple Suites Management, Inc. or a subsidiary, will recognize the lender as the lessor under the hotel lease agreements in the event that the lender exercises its default rights under the security documents to foreclose on the hotels.

Item 7. a.

                              APPLE SUITES, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2000 (UNAUDITED)

     The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple Suites, Inc. (the "Company") is presented as if proceeds from the refinancing loans had been used as of June 30, 2000 to pay the 4 promissory notes executed by the Company in 1999. Such information is based in part upon the consolidated balance sheet of the Company. In management's opinion, all adjustments necessary to reflect the effect of these transactions have been made.

     The following unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of June 30, 2000, nor does it purport to represent the future financial position of the Company.



                                                          HISTORICAL
                                                           BALANCE             PRO FORMA              TOTAL
                                                            SHEET             ADJUSTMENTS           PRO FORMA
                                                       ---------------   ---------------------   ---------------
ASSETS
Investment in hotel properties .....................    $125,100,974                              $125,100,974
Cash and cash equivalents ..........................       3,445,125        $    3,430,500 (A)
                                                                                 1,245,000 (B)
                                                                                  (355,722)(C)
                                                                                (1,327,833)(D)       6,437,070
Restricted cash ....................................         544,469                    --             544,469
Rent receivable from Apple Suites
 Management, Inc. ..................................       1,996,479                    --           1,996,479
Notes and other receivable from Apple Suites
 Management, Inc. ..................................       1,771,124                    --           1,771,124
Capital improvement reserve ........................         653,149                    --             653,149
Prepaid expenses ...................................         194,185               355,722 (C)         549,907
Other assets .......................................       1,556,769            (1,245,000)(B)       1,639,602
                                                        ------------        --------------        ------------
                                                                                 1,327,833 (D)
Total Assets .......................................    $135,262,274        $    3,430,500        $138,692,774
                                                        ============        ==============        ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable ......................................    $ 91,350,000           (56,569,500)(A)
                                                                                50,000,000 (A)
                                                                                10,000,000 (A)    $ 94,780,500
Accounts payable ...................................         355,750                    --             355,750
Accounts payable-affiliate .........................         111,639                    --             111,639
Distributions payable ..............................         576,173                    --             576,173
Accrued expenses ...................................       1,185,836                    --           1,185,836
                                                        ------------        --------------        ------------
Total Liabilities ..................................      93,579,398             3,430,500          97,009,898
Shareholders' equity
Common stock, no par value, authorized
 200,000,000 shares; issued and outstanding
 4,945,552 shares ..................................      41,885,295                    --          41,885,295
Class B convertible stock, no par value,
 authorized 240,000 shares; issued and
 outstanding 240,000 shares ........................          24,000                    --              24,000
Distributions greater than new income ..............        (226,419)                   --            (226,419)
                                                        ------------        --------------        ------------
Total Shareholders' Equity .........................      41,682,876                    --          41,682,876
                                                        ------------        --------------        ------------
Total Liabilities and Shareholders' Equity .........    $135,262,274        $    3,430,500        $138,692,774
                                                        ============        ==============        ============

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A) Proceeds from the refinancing loans in the aggregate amount of $60 million were used to pay 4 promissory notes executed in 1999 in the total amount of $56,569,500. Of the total refinancing, $50 million is evidenced by 11 promissory notes executed by a total of three subsidiaries of the Company. Each such note bears interest at the annual rate of 9%, is payable in equal and consecutive monthly installments and has a maturity date of October 1, 2010. This portion of the refinancing is secured by 11 hotels of the Company. The $10 million loan is evidenced by a single promissory note executed by the Company. This note bears interest at a rate described elsewhere in this Supplement and has a maturity date of March 8, 2001. This portion of the refinancing is secured by the Company's ownership interests in all of its direct subsidiaries.

(B) Represents refund of loan deposit paid in connection with a rate lock agreement with the lender.

(C) Represents prepaid interest and insurance escrow occurring in connection with the refinancing transaction.

(D) Represents   deferred  financing  costs  incurred  in  connection  with  the refinancing transaction.

                              APPLE SUITES, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR  THE  YEAR  ENDED  DECEMBER  31, 1999 AND THE SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)

     The  following  unaudited  Pro  Forma  Condensed Consolidated Statements of
Operations of Apple Suites, Inc. (the "Company") are presented as if the acquisitions of the Homewood Suites hotels from Promus Hotels, Inc. or its affiliates ("Promus") (now a wholly-owned subsidiary of Hilton Hotels Corporation), and the recent refinancing in the aggregate amount of $60 million (used to pay 4 promissory notes executed by the Company in 1999), and the leasing of the hotels to Apple Suites Management, Inc. or a subsidiary (the "Lessee"), had occurred at the beginning of the periods presented for the respective periods prior to acquisition by the Company. Such pro forma information is based in part upon the Consolidated Statements of Operations of the Company, the Pro Forma Statements of Operations of the Lessee and the historical Statements of Operations of the acquired hotels. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.


     The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the periods presented are not necessarily indicative of what actual results of operations of the Company would have been assuming such transactions had been completed as of the beginning of the periods presented, nor does it purport to represent the results of operations for future periods. The lease agreements between the Company and the Lessee were based on economic conditions at the time of acquisition. Application of these agreements to periods prior to the acquisition may not be meaningful. The most significant assumption which may not be indicative of future operations is the amount of financial leverage employed.

FOR THE YEAR ENDED DECEMBER 31, 1999 (UNAUDITED)

                                        HISTORICAL
                                       STATEMENT OF
                                        OPERATIONS
                                      --------------
Revenue:
 Lease revenue ......................  $ 2,518,031
 Interest income and other
  revenue ...........................      169,086
Expenses:
 Taxes, insurance and other .........      426,592
 General and administrative .........      153,807
 Depreciation of real estate
  owned .............................      496,209
 Interest ...........................    1,245,044


 Rent expense .......................           --
                                       -----------
Total expenses ......................    2,321,652
                                       -----------
Net income ..........................  $   365,465
                                       ===========
Earnings per common share:
 Basic and Diluted ..................  $      0.14
                                       ===========
Basic weighted average common
 shares outstanding .................    2,648,196
                                       ===========
Diluted weighted common shares
 outstanding ........................    2,650,396
                                       ===========

                                                                       PRO FORMA ADJUSTMENTS
                                      ---------------------------------------------------------------------------------------
                                             HOMEWOOD              HOMEWOOD              HOMEWOOD              HOMEWOOD
                                              SUITES                SUITES                SUITES                SUITES
                                           ACQUISITION           ACQUISITION           ACQUISITION           ACQUISITION
                                              (A I)                 (A II)               (A III)                (A IV)
                                      --------------------- --------------------- --------------------- ---------------------
Revenue:
 Lease revenue ......................     $  4,162,371 (B)      $  5,480,272 (B)      $  1,035,841 (B)      $  3,487,608 (B)
 Interest income and other
  revenue ...........................               --                    --                    --                    --
Expenses:
 Taxes, insurance and other .........          822,599 (C)           647,225 (C)            93,884 (C)           444,161 (C)
 General and administrative .........          493,985 (D)           547,542 (D)            96,388 (D)           302,981 (D)
 Depreciation of real estate
  owned .............................          656,623 (E)           821,580 (E)           140,664 (E)           688,654 (E)
 Interest ...........................               --                    --                    --             1,936,343 (F)


 Rent expense .......................               --                    --                    --               100,000 (H)
                                          ------------          ------------          ------------          ------------
Total expenses ......................        1,973,207             2,016,347               330,936             3,472,139
                                          ------------          ------------          ------------          ------------
Net income ..........................        2,189,164             3,463,925               704,905                15,469
                                          ============          ============          ============          ============
Earnings per common share:
 Basic and Diluted ..................
Basic weighted average common
 shares outstanding .................               -- (G)           937,271 (G)           331,053 (G)           916,311 (G)
Diluted weighted common shares
 outstanding ........................               -- (G)           937,271 (G)           331,053 (G)           916,311 (G)

                                      PRO FORMA ADJUSTMENTS
                                      ---------------------
                                                                  TOTAL
                                                                PRO FORMA
                                                            ----------------
Revenue:
 Lease revenue ......................               --        $ 16,684,123
 Interest income and other
  revenue ...........................               --             169,086
Expenses:
 Taxes, insurance and other .........               --           2,434,461
 General and administrative .........               --           1,594,703
 Depreciation of real estate
  owned .............................               --           2,803,730
 Interest ...........................       (1,245,044)(I)       7,221,202
                                             5,069,576 (J)
                                               215,283 (K)
 Rent expense .......................               --             100,000
                                            ----------        ------------
Total expenses ......................        4,039,815          14,154,096
                                            ----------        ------------
Net income ..........................       (4,039,815)          2,699,113
                                            ==========        ============
Earnings per common share:
 Basic and Diluted ..................                         $       0.56
                                                              ============
Basic weighted average common
 shares outstanding .................                            4,832,831
                                                              ============
Diluted weighted common shares
 outstanding ........................               --           4,835,031
                                                              ============

FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                        PRO FORMA ADJUSTMENTS
                                                            ---------------------------------------------
                                                                   HOMEWOOD
                                               HISTORICAL           SUITES
                                              STATEMENT OF       ACQUISITION                                   TOTAL
                                               OPERATIONS           (A IV)                                   PRO FORMA
                                             -------------- ---------------------                         ---------------
Revenue:
 Lease revenue .............................  $ 7,242,731       $  1,648,774 (B)                 --         $ 8,891,505
 Interest income and other revenue .........      146,689                                        --             146,689
Expenses:
 Taxes, insurance and other ................    1,404,441            237,170 (C)                 --           1,641,611
 General and administrative ................      510,236             38,727 (D)                 --             548,963
 Depreciation of real estate owned .........    1,219,246            344,327 (E)                 --           1,563,573
 Interest ..................................    3,059,738            968,171 (F)         (3,059,738) (I)      3,651,851
                                                                                         2,534,788  (J)
                                                                                           148,892  (K)
 Rent expense ..............................           --             50,000 (H)                 --              50,000
                                              -----------       ------------             ----------         -----------
Total expenses .............................    6,193,661          1,638,395               (376,058)          7,455,998
Net income .................................  $ 1,195,759             10,379                376,058           1,582,196
                                              ===========       ============             ==========         ===========
Earnings per common share:
 Basic and Diluted .........................  $      0.31                                                   $      0.33
                                              ===========                                                   ===========
Basic weighted average common shares
 outstanding ...............................    3,916,520            916,311 (G)                 -- (G)       4,832,831
                                              ===========       ============                                ===========
Diluted weighted average common shares
 outstanding ...............................    3,918,720            916,311 (G)                 -- (G)       4,835,031
                                              ===========       ============                                ===========

NOTES  TO  PRO  FORMA  CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR APPLE
   SUITES, INC.

(A) Represents results of operations for the hotels acquired on a pro forma basis as if the hotels were owned by the Company at the beginning of the periods presented for the respective periods prior to acquisition by the Company. See below.

                                        DATE COMMENCED         DATE
     PROPERTY                             OPERATIONS         ACQUIRED
     --------------------------------- ---------------- ------------------
I    Homewood Suites-Dallas, TX             1990        September 1, 1999
I    Homewood Suites-Las Colinas, TX        1990        September 1, 1999
I    Homewood Suites-Plano, TX              1997        September 1, 1999
I    Homewood Suites-Richmond. VA         May 1998      September 1, 1999
I    Homewood Suites-Atlanta, GA            1990         October 1, 1999
---------------------------------------------------------------------------

II   Homewood Suites-Clearwater, FL     February 1998   November 24, 1999
II   Homewood Suites-Salt Lake, UT          1996        November 24, 1999
II   Homewood Suites-Atlanta, GA            1990        November 24, 1999
II   Homewood Suites-Detroit, MI            1990        November 24, 1999
II   Homewood Suites-Baltimore, MD       March 1998     November 24, 1999
---------------------------------------------------------------------------

III  Homewood Suites-Jackson, MS        February 1997   December 22, 1999
---------------------------------------------------------------------------

IV   Homewood Suites-Malvern, PA        January 1998       May 8, 2000
IV   Homewood Suites-Boulder, CO        January 1991      June 30, 2000

(B) Represents lease payment from the Lessee to the Company calculated on a pro forma basis by applying the rent provisions in the master hotel lease agreement to the historical room revenue of the hotels as if the beginning of the period was the beginning of the lease year. The base rent and the percentage rent will be calculated and paid based on the terms of the master hotel lease agreements.

(C) Represents historical real estate and personal property taxes and insurance which will be paid by the Company pursuant to the master hotel lease agreements. Such amounts are the historical amounts paid by the respective hotels.

(D) Represents the advisory fee of 0.25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company (for the year ended December 31, 1999 and the six months ended June 30, 2000), plus estimated legal and accounting fees, employee costs, salaries and other costs to operate as a public company (for the year ended December 31, 1999).

(E) Represents the depreciation on the hotels acquired based on the purchase price, excluding amounts allocated to land, of $37,450,320 for the first acquisition group, $34,954,481 for the second acquisition group, $5,485,886 for the third acquisition group, and $30,500,611 for the fourth acquisition group for the period of time not owned by the Company. The weighted average life of the depreciable assets was 39 years. The estimated useful lives are based on management's knowledge of the properties and the hotel industry in general.

(F) Represents the interest expense for the hotel acquisitions for the period in which the hotels were not owned. Interest was computed using the interest rate of 8.5% on mortgage debt of $22,780,500 for the fourth acquisition that was incurred at acquisition.

(G) Represents additional common shares, assuming the properties were acquired at the beginning of the periods presented with the net proceeds from the ongoing "best efforts" offering of $9 per share (net $8.06 per share) for the first $15,000,000 and $10 per share (net $8.95 per share) for the remainder.

(H) Represents rent expense on the ground lease at the Malvern, Pennsylvania hotel. The Company accounts for the ground lease as an operating lease.

(I) Represents the elimination of the historical interest that was replaced with the $60 million refinancing discussed in note J below.

(J) Represents the interest expense on the Company's $50 million long-term refinancing at an interest rate of 9% and a portion of the $10 million short-term refinancing ($6,569,500) at an interest rate described elsewhere in this Supplement for the term of the financing (6 months).

(K) Represents amortization of deferred financing costs incurred in connection with the refinancing transaction.

                         APPLE SUITES MANAGEMENT, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR  THE  YEAR  ENDED  DECEMBER  31, 1999 AND THE SIX MONTHS ENDED JUNE 30, 2000
                                  (UNAUDITED)

     The following unaudited Pro Forma Condensed Consolidated Statements of Operations of Apple Suites Management, Inc. (the "Lessee") are presented as if the hotels purchased or to be purchased from Promus Hotels, Inc. or its affiliates ("Promus"), which is now a wholly-owned subsidiary of Hilton Hotels Corporation, had been leased from Apple Suites, Inc. (the "Company") pursuant to the master hotel lease agreements from the beginning of periods presented for the respective periods prior to acquisition by the Company. Further, the results of operations reflect the management agreement and license agreement entered into between Promus and the Lessee or an affiliate to operate the acquired hotels. The master hotel lease agreements between the Company and the Lessee were based on economic conditions at the time of acquisition. Application of these agreements to periods prior to the acquisition may not be meaningful. Such pro forma information is based in part upon the Consolidated Statements of Operations of the Lessee and should be read in conjunction with such financial statements. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

     The following unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations of the Lessee would have been assuming such transactions had been completed as of the beginning of the periods presented, nor do they purport to represent the results of operations for future periods.

FOR THE YEAR ENDED DECEMBER 31, 1999 (UNAUDITED)

                                                                            PRO FORMA ADJUSTMENTS
                                                  --------------------------------------------------------------------------
                                                     HOMEWOOD       HOMEWOOD       HOMEWOOD      HOMEWOOD
                                     HISTORICAL       SUITES         SUITES         SUITES        SUITES
                                    STATEMENT OF   ACQUISITIONS   ACQUISITIONS   ACQUISITION   ACQUISITION
                                     OPERATIONS        (A I)         (A II)        (A III)        (A IV)
Revenues:
 Suite revenue ...................   $5,335,925     $9,818,797    $12,082,374    $2,230,952    $7,419,101               --
 Other income ....................      335,150        560,096        709,240       168,438       398,812               --
Expenses:
 Operating expenses ..............    1,656,540      3,794,204      4,870,096       954,102     2,491,119               --
 General and administrative ......      494,377        250,317        300,399        77,381       105,719     $   (131,000)
                                                                                                                    50,000
 Advertising and promotion .......      472,787        438,985        580,564       112,902       328,070       (1,262,049)
                                                                                                                 1,262,049
 Utilities .......................      199,907        354,113        551,359        75,639       270,079               --
 Taxes and insurance .............           --        822,599        647,225        93,884       444,161       (2,007,869)
 Depreciation expense ............           --      1,783,021      2,217,128       426,986       714,411       (5,141,546)
 Franchise fees ..................      213,437        392,757        483,295        89,238       296,764       (1,262,049)
                                                                                                                 1,262,049
 Management fees .................      226,136        311,275        383,599        71,982       234,000       (1,000,856)
                                                                                                                 1,467,512
 Rent expense-Apple Suites,
  Inc. ...........................    2,518,031             --             --            --            --       14,166,093
 Other ...........................       30,964             --             --            --       100,000         (100,000)
                                     ----------     ----------    -----------    ----------    ----------     ------------
 Total expenses ..................    5,812,179      8,147,271     10,033,665     1,902,114     4,984,323        7,302,334
 Income before income tax ........     (141,104)     2,231,622      2,757,949       497,276     2,833,590       (7,302,334)
 Income tax expense ..............           --             --             --            --            --          350,800
                                     ----------     ----------    -----------    ----------    ----------     ------------
 Net income (loss) ...............   $ (141,104)    $2,231,622    $ 2,757,949    $  497,276    $2,833,590     $ (7,653,134)
                                     ==========     ==========    ===========    ==========    ==========     ============
                                                  TOTAL
                                                PRO FORMA
Revenues:
 Suite revenue ...................            $36,887,149
 Other income ....................              2,171,736
Expenses:
 Operating expenses ..............             13,766,061
 General and administrative ......  (B)
                                    (C)         1,147,193
 Advertising and promotion .......  (D)
                                    (E)         1,933,308
 Utilities .......................              1,451,097
 Taxes and insurance .............  (F)                --
 Depreciation expense ............  (G)                --
 Franchise fees ..................  (H)
                                    (I)         1,475,491
 Management fees .................  (J)
                                    (K)         1,693,648
 Rent expense-Apple Suites,
  Inc. ...........................  (L)        16,684,124
 Other ...........................  (M)            30,964
                                    --------  -----------
 Total expenses ..................             38,181,886
 Income before income tax ........                876,999
 Income tax expense ..............  (N)           350,800
                                    --------  -----------
 Net income (loss) ...............            $   526,199
                                              ===========


FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                         PRO FORMA ADJUSTMENTS
                                                              -------------------------------------------
                                                                 HOMEWOOD
                                               HISTORICAL         SUITES
                                              STATEMENT OF     ACQUISITION                                       TOTAL
                                               OPERATIONS         (A IV)                                       PRO FORMA
                                             --------------   -------------                                 --------------
Revenues:
 Suite revenue ...........................    $16,162,186      $3,683,872                --                  $19,846,058
 Other income ............................        891,551         186,300                --                    1,077,851
Expenses:
 Operating expenses ......................      4,797,335       1,266,548                --                    6,063,883
 General and administrative ..............      1,409,598          66,574      $    (12,000)     (B)
                                                                                     25,000      (C)           1,489,172
 Advertising and promotion ...............      1,436,043         165,562          (147,354)     (D)
                                                                                    147,354      (E)           1,601,605
 Utilities ...............................        601,421         130,722                --                      732,143
 Taxes and insurance .....................             --         237,170          (237,170)     (F)                  --
 Franchise fees ..........................        645,065         147,354          (147,354)     (H)
                                                                                    147,354      (I)             792,419
 Management fees .........................        679,372         116,106          (116,106)     (J)
                                                                                    164,807      (K)             844,179
 Rent expense-Apple Suites, Inc. .........      7,242,731              --         1,648,774      (L)           8,891,505
 Interest expense ........................         45,587              --                --                       45,587
 Other ...................................        213,014          50,000           (50,000)     (M)             213,014
                                              -----------      ----------      ------------                  -----------
Total expenses ...........................     17,070,166       2,180,036         1,423,305                   20,673,507
Income before income tax .................        (16,429)      1,690,136        (1,423,305)                     250,402
Income tax expense .......................             --              --           100,161      (N)             100,161
                                              -----------      ----------      ------------                  -----------
Net income (loss) ........................    $   (16,429)     $1,690,136      $ (1,523,466)                 $   150,241
                                              ===========      ==========      ============                  ===========

NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(A) Represents results of operations for the eleven Homewood Suites hotel acquisitions on a pro forma basis as if the hotels acquired were leased and operated by the Lessee at the beginning of the periods presented for the respective periods prior to acquisition by the Company, see below. The hotels acquired are as follows:

                                            DATE COMMENCED       DATE
     PROPERTY                                OPERATIONS        ACQUIRED
--------------------------------------------------------------------------------

I    Homewood Suites-Dallas, TX               1990        September 1, 1999
I    Homewood Suites-Las Colinas, TX          1990        September 1, 1999
I    Homewood Suites-Plano, TX                1997        September 1, 1999
I    Homewood Suites-Richmond. VA           May 1998      September 1, 1999
I    Homewood Suites-Atlanta, GA              1990         October 1, 1999
--------------------------------------------------------------------------------

II   Homewood Suites-Clearwater, FL       February 1998   November 24, 1999
II   Homewood Suites-Salt Lake, UT            1996        November 24, 1999
II   Homewood Suites-Atlanta, GA              1990        November 24, 1999
II   Homewood Suites-Detroit, MI              1990        November 24, 1999
II   Homewood Suites-Baltimore, MD         March 1998     November 24, 1999
--------------------------------------------------------------------------------

III  Homewood Suites-Jackson, MS          February 1997   December 22, 1999
--------------------------------------------------------------------------------

IV   Homewood Suites-Malvern, PA        January 1998       May 8, 2000
IV   Homewood Suites-Boulder, CO        January 1991      June 30, 2000


(B) Represents the elimination of the historical accounting fee allocated to the hotels by the prior owner.

(C) Represents the addition of the anticipated legal and accounting and other expenses to operate as a stand alone company.

(D) Represents the elimination of the historical advertising, training and reservation fee allocated to the hotels by the prior owner.

(E) Represents the addition of the marketing fee to be incurred under the new license agreements. The marketing fee is calculated based on the terms of the license agreements which is 4% of suite revenue.

(F) Represents the elimination of the taxes and insurance. Under the terms of the master hotel lease agreements these expenses will be incurred by the Company and, accordingly, are reflected in the Company's Pro Forma Condensed Consolidated Statement of Operations.

(G) Represents the elimination of the depreciation expense. This expense will be reflected in the Company's Pro Forma Condensed Consolidated Statement of Operations.

(H) Represents the elimination of the historical franchise fee allocated to the hotels by the prior owner.

(I) Represents the addition of franchise fees to be incurred under the new license agreements. The franchise fees are calculated based on the terms of the agreement, which is 4% of suite revenue.

(J) Represents the elimination of the historical management fees allocated to the hotels by the prior owner.

(K) Represents the addition of the management fees of 4% of suite and other revenue and the accounting fee of $1,000 per hotel per month to be incurred under the new management agreements for the period presented.

(L) Represents lease payments from the Lessee to the Company calculated on a pro forma basis by applying the rent provisions in the master hotel lease agreements to the historical room revenue of the hotels as if the beginning of the period was the beginning of the lease year. The base rent and the percentage rent will be calculated and paid based on the terms of the master hotel lease agreements.

(M) Represents the elimination of rent expense for the ground lease. The rent expense related to the ground lease will be reflected on the Company's Pro Forma Condensed Consolidated Statement of Operations.

(N) Represents the combined state and federal income tax expense estimated on a combined rate of 40%.

Item 7. b. Exhibits

4.1 Amended and Restated Hotel Lease Agreement dated as of November 24, 1999 between Apple Suites SPE I, Inc. as Lessor, and Apple Suites Management, Inc. as Lessee, with respect to the hotel in Salt Lake City, Utah.(Incorporated by reference to Exhibit 4.52 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

4.2 Percentage Lease Subordination and Attornment Agreement dated September 8, 2000, between and Apple Suites Management, Inc. as Lessee, and First Union National Bank as Lender (with respect to Exhibit 4.53). (Incorporated by reference to Exhibit 4.53 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

4.3 Environmental Indemnity Agreement dated September 8, 2000 from Apple Suites SPE I, Inc. and Apple Suites, Inc. as Indemnitors, in favor of First Union National Bank as Lender with respect to the hotel in Salt Lake City, Utah. (Incorporated by reference to Exhibit 4.54 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

4.4 Schedule setting forth information on 7 substantially identical Amended and Restated Hotel Lease Agreements (with respect to Exhibit 4.52). (Incorporated by reference to Exhibit 4.55 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

4.5 Schedule setting forth information on 10 substantially identical Percentage Lease Subordination and Attornment Agreements (with respect to Exhibit 4.53) dated September 8, 2000 with First National Bank as Lender. (Incorporated by reference to Exhibit 4.56 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

4.6 Schedule setting for the information on 10 substantially identical Environmental Indemnity Agreements (with respect to Exhibit 4.57) dated September 8, 2000 in favor of First Union National Bank as Lender. (Incorporated by reference to Exhibit 4.57 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.1 Apple Suites SPE I, Inc. Articles of Incorporation. (Incorporated by reference to Exhibit 10.93 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.2     Apple Suites SPE I, Inc. Bylaws.  (Incorporated by reference to Exhibit
         10.94 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.3 Apple Suites SPE II, Inc. Articles of Incorporation. (Incorporated by reference to Exhibit 10.95 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.4     Apple Suites SPE II, Inc. Bylaws. (Incorporated by reference to Exhibit
         10.96 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.5 Apple Suites General, Inc. Articles of Amendment and Restatement to the Articles of Incorporation. (Incorporated by reference to Exhibit 10.97 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.6 Apple Suites General, Inc. Amended and Restated Bylaws. (Incorporated by reference to Exhibit 10.98 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.7 Apple Suites LP, Inc. Articles of Amendment and Restatement to the Articles of Incorporation. (Incorporated by reference to Exhibit 10.99 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.8 Apple Suites LP, Inc. Amended and Restated Bylaws. (Incorporated by reference to Exhibit 10.100 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.9 Amended and Restated Limited Partnership Agreement of Apple Suites REIT Limited Partnership. (Incorporated by reference to Exhibit 10.101 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.10 Promissory Note dated September 8, 2000 in the principal amount of $2,500,000 made payable by Apple Suites SPE I, Inc. to First Union National Bank, with respect to the hotel in Salt Lake City, Utah. (Incorporated by reference to Exhibit 10.102 to Post-Effective
         Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.11 Indemnity and Guaranty Agreement dated September 8, 2000 by Apple Suites, Inc., Indemnitor, in favor of First Union National Bank as Lender, with respect to a $2,500,000 loan to Apple Suites SPE I, Inc. as Borrower, with respect to the hotel in Salt Lake City, Utah. (Incorporated by reference to Exhibit 10.103 to Post-Effective
         Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.12 Deed of Trust, Security Agreement and UCC Fixture Filing dated September 8, 2000, from Apple Suites SPE I, Inc., Grantor, to Metro National Title Company, as Trustee for First Union National Bank, Beneficiary with respect to the hotel in Salt Lake City, Utah. (Incorporated by reference to Exhibit 10.104 to Post-Effective
         Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.13 Assignment of Contracts and Permits dated September 8, 2000 from Apple Suites SPE I, Inc. as Assignor to First Union National Bank as Assignee with respect to the hotel in Salt Lake City, Utah. (Incorporated by reference to Exhibit 10.105 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.14 Assignment of Leases, Rents and Profits dated September 8, 2000 by Apple Suites SPE I, Inc. as Assignee in favor of First Union National Bank as Assignee with respect to the hotel in Salt Lake City, Utah. (Incorporated by reference to Exhibit 10.106 to Post-Effective
         Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.15 Security Agreement dated September 8, 2000 by Apple Suites SPE I, Inc., Debtor, in favor of First Union National Bank, Secured Party, regarding a $2,500,000 loan with respect to the hotel in Salt Lake City, Utah. (Incorporated by reference to Exhibit 10.107 to Post-Effective
         Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.16 Credit Agreement dated September 8, 2000 between Apple Suites, Inc. and First Union National Bank as Lender. (Incorporated by reference to
         Exhibit 10.108 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.17 Promissory Note dated September 8, 2000 in the principal amount of $10,000,000 made payable by Apple Suites, Inc. to the order of First Union National Bank. (Incorporated by reference to Exhibit 10.109 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.18 Pledge Agreement dated September 8, 2000 between Apple Suites, Inc. as Pledgor and First Union National Bank as Pledgee. (Incorporated by reference to Exhibit 10.110 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.19 Schedule setting forth information on 10 substantially identical promissory notes (with respect to Exhibit 10.10) dated September 8, 2000 in various principal amounts made payable to the order of First Union National Bank. (Incorporated by reference to Exhibit 10.111 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.20 Schedule setting forth information on 10 substantially identical Indemnity and Guaranty Agreements (with respect to Exhibit 10.11) dated September 8, 2000 by Apple Suites, Inc. as Indemnitor in favor of First Union National Bank as Lender. (Incorporated by reference to
         Exhibit 10.112 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.21 Schedule setting forth information on 10 substantially identical Deeds of Trust (with respect to Exhibit 10.12) dated September 8, 2000 with First Union National Bank as Beneficiary. (Incorporated by reference to
         Exhibit 10.113 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.22 Schedule setting forth information on 10 substantially identical Assignments of Contracts and Permits (with respect to Exhibit 10.13) dated September 8, 2000 to First Union National Bank as Assignee. (Incorporated by reference to Exhibit 10.114 to Post-Effective
         Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.23 Schedule setting forth information on 10 substantially identical Assignments of Leases, Rents and Profits (with respect to Exhibit 10.14) dated September 8, 2000 to First Union National Bank as Assignee. (Incorporated by reference to Exhibit 10.115 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

10.24 Schedule setting forth information on 10 substantially identical Security Agreements (with respect to Exhibit 10.15) dated September 8, 2000 in favor of First Union National Bank. (Incorporated by reference to Exhibit 10.116 to Post-Effective Amendment No. 4 to Form S-11 Registration Statement, File No. 333-77055, filed on September 20, 2000 by Apple Suites, Inc.)

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Apple Suites, Inc.


Date: September 25, 2000                     By: /s/ Glade M. Knight
                                               ------------------------------
                                                Glade M. Knight,
                                                Chief Executive Officer of
                                                Apple Suites, Inc.